EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Susan Luckfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Clarus Corporation on Form 10-Q for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Clarus Corporation.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 7, 2004                       By:   /s/ Susan Luckfield
                                              ---------------------
                                        Name:  Susan Luckfield
                                        Title: Controller
                                               (Principal Financial Officer)